Exhibit 21.1

List of Subsidiaries

Subsidiary	State of Organization/Incorporation	Other Names Used
100 Riverview Condominium Association Inc.	New Jersey
300 Riverview Condominium Association Inc.	New Jersey
767 STARS LLC	Delaware
1001 East Palm, LLC	Delaware
Acquest Government Holdings, L.L.C.	New York
Acquest Government Holdings II, LLC	New York
Acquest Holdings FC, LLC	New York
ACRE CLS, LLC	Delaware
ACRE HPC, LLC	Delaware
ACRE IDG, LLC	Delaware
ACRE IDG Manager, LLC	Delaware
ACRE Seymour, LLC	Delaware
ACRE Simon, L.L.C.	Delaware
American Financial Exchange L.L.C.	New Jersey
ASTAR ASB AR1, LLC	Delaware
ASTAR ASB AR2, LLC	Delaware
ASTAR ASB FL1, LLC	Delaware
ASTAR ASB FL2, LLC	Delaware
ASTAR ASB FL3, LLC	Delaware
ASTAR ASB FL4, LLC	Delaware
ASTAR ASB FL5, LLC	Delaware
ASTAR ASB FL6, LLC	Delaware
ASTAR ASB FL7, LLC	Delaware
ASTAR ASB FL8, LLC	Delaware
ASTAR ASB FL9, LLC	Delaware
ASTAR ASB FL10, LLC	Delaware
ASTAR ASB GA1, LLC	Delaware
ASTAR ASB GA2, LLC	Delaware
ASTAR ASB GA3, LLC	Delaware
ASTAR ASB Holdings LLC	Delaware
ASTAR ASB NC1, LLC	Delaware
ASTAR ASB NC2, LLC	Delaware
ASTAR ASB NC3, LLC	Delaware
ASTAR ASB NC4, LLC	Delaware
ASTAR ASB TX1 GenPar LLC	Delaware
ASTAR ASB TX1 LimPar LLC	Delaware
ASTAR ASB TX1 LP	Delaware
ASTAR ASB VA1, LLC	Delaware
ASTAR ASB VA2, LLC	Delaware
ASTAR CHA NM1, LLC	Delaware
ASTAR Finance LLC	Delaware
ASTAR Finance Falcon I LLC	Delaware
ASTAR Finance Falcon II LLC	Delaware
ASTAR FRR FL1, LLC	Delaware
ASTAR FRR Holdings, LLC	Delaware
ASTAR FRR TX1 GenPar LLC	Delaware
ASTAR FRR TX1 LimPar LLC	Delaware
ASTAR FRR TX1 LP	Delaware

ASTAR G1A NH1, LLC	Delaware
ASTAR ROU AL1, LLC	Delaware
ASTAR ROU LA1, LLC	Delaware
ASTAR UAG AZ1, LLC	Delaware
ASTAR UAG AZ2, LLC	Delaware
ASTAR UAG AZ3, LLC	Delaware
ASTAR UAG FL1, LLC	Delaware
AutoStar F Funding LLC	Delaware
Autostar Investors Partnership LLP	Delaware
Autostar Realty GP LLC	Delaware
Autostar Realty Operating Partnership, L.P.	Delaware
BPT 40H Holding LLC	Delaware
Corporate Technology Centre Associates LLC	California
CTL I Maryland, Inc.	Delaware
Falcon Auto Dealership Loan Trust 2001-1	Delaware
Falcon Auto Dealership Loan Trust 2003-1	Delaware
Falcon Auto Dealership, LLC	Delaware
Falcon Financial II, LLC	Delaware
Falcon Franchise Loan Corp.	Delaware
Falcon Franchise Loan, LLC	Delaware
Falcon Franchise Loan Trust 1999-1	Delaware
Falcon Franchise Loan Trust 2000-1	Delaware
F/S Subsidiary, L.L.C.	Delaware
Florida 2005 Theaters LLC	Delaware
iStar 85 10th L/C LLC	Delaware
iStar 100 LLC	Delaware
iStar 100 Management Inc.	Delaware
iStar 100 Riverview LLC	Delaware
iStar 200-300 LLC	Delaware
iStar 200-300 Management Inc.	Delaware
iStar 200-300 Riverview LLC	Delaware
iStar 747 Zeckendorf LC LLC	Delaware
iStar 6000 Connection GenPar LLC	Delaware
iStar 6000 Connection LimPar Inc.	Delaware
iStar 6000 Connection LP	Delaware
iStar Alpha TRS Inc.	Delaware
iStar Alpha LLC Holdings TRS Inc.	Delaware
iStar Alpha LLC Holdings TRS II Inc.	Delaware
iStar Alpha LLC Holdings TRS III Inc.	Delaware
iStar Asset Services, Inc.	Delaware
iStar Automotive Investments LLC	Delaware
iStar BEST Finance LLC	Delaware
iStar Bishops Gate LLC	Delaware
iStar Blues LLC	Delaware
iStar Bowling Centers I LLC	Delaware
iStar Bowling Centers II LLC	Delaware
iStar Bowling Centers I LP	Delaware
iStar Bowling Centers II LP	Delaware
iStar Bowling Centers Business Trust	Massachusetts
iStar Bowling Centers PR GenPar Inc.	Delaware
iStar Bowling Centers PR LP	Delaware

iStar Busco Inc.	Delaware
iStar CTL I, L.P.	Delaware
iStar CTL I GenPar, Inc.	Delaware
iStar CW Preferred Holdings LP	Delaware
iStar CW Preferred Holdings GenPar, Inc.	Delaware
iStar Dallas GL GenPar LLC	Delaware
iStar Dallas GL LimPar LLC	Delaware
iStar Dallas GL LP	Delaware
iStar DB Seller, LLC	Delaware
iStar Denver Place, L.L.C.	Delaware
iStar DH Holdings TRS Inc.	Cayman Islands
iStar Dixon LLC	Delaware
iStar El Segundo LLC	Delaware
iStar Europe Limited	England & Wales
iStar Finance Sub 1000T LLC	Delaware
iStar Financial Protective Trust	Maryland
iStar Financial Statutory Trust I	Delaware
iStar Funding, LLC	Delaware
iStar Garden City LLC	Delaware
iStar GT GenPar, LLC	Delaware
iStar GT, L.P.	Delaware
iStar GT Statutory Trust	Delaware
iStar Harborside LLC	Delaware
iStar Harborside Member LLC	Delaware
iStar Harrisburg Business Trust	Delaware
iStar Harrisburg GenPar LLC	Delaware
iStar Harrisburg, L.P.	Delaware
iStar HQ 2003 LP	Delaware
iStar HQ 2003 GenPar Inc.	Delaware
iStar HQ 2003 Inc.	Delaware
iStar HQ I, Inc.	Delaware
iStar HQ I, L.P.	Delaware
iStar HQ I GenPar, Inc.	Delaware
iStar HQ I Maryland, Inc.	Delaware
iStar HQ GT Illinois, Inc.	Delaware
iStar Las Vegas LLC	Delaware
iStar Medical/Healthcare Investments LLC	Delaware
iStar Merger Co. I	Delaware
iStar Merger Co. II	Delaware
iStar Minnesota LLC	Delaware
iStar MP TRS Inc.	Cayman
iStar NG GenPar Inc.	Delaware
iStar NG Inc.	Delaware
iStar NG LP	Delaware
iStar OHCOF GP TRS Inc.	Delaware
iStar Plantation LLC	Delaware
iStar Preferred Holdings, LLC	Delaware
iStar Real Estate Services, Inc.	Maryland
iStar San Jose, L.L.C.	Delaware
iStar SPP TRS Inc.	Delaware
iStar Sunnyvale, LLC	Delaware

iStar Sunnyvale Partners, L.P.	Delaware
iStar Timberland Investments LLC	Delaware
iStar TN TRS Inc.	Delaware
iStar Walden, LLC	Delaware
MediStar GP LLC	Delaware
MediStar Investors Partnership LLP	Delaware
MediStar Operating Partnership, L.P.	Delaware
MN Theaters 2006 LLC	Minnesota
MSR TX OAK GenPar LLC	Delaware
MSR TX OAK LP	Delaware
MSR TX TOM GenPar LLC	Delaware
MSR TX TOM LP	Delaware
MSR TX Webster GenPar LLC	Texas
MSR TX Webster LP	Texas
MSK Resort Finance LLC	Delaware
NewPar, LLC	Delaware
NewPar/New LLC	Delaware
Plaza X Leasing Associates L.L.C.	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Red Lion G.P., Inc.	Delaware
RLH Partnership, L.P.	Delaware
SFI I, LLC	Delaware
SFT I, Inc.	Delaware
SFT II, Inc.	Delaware
SFT/RLH, Inc.	Delaware
SFT Venturer, LLC	Delaware
SFT Whole Loans A, Inc.	Delaware
TimberStar GP LLC	Delaware
TimberStar Investors Partnership LLP	Delaware
TimberStar Louisiana I LP	Delaware
TimberStar Louisiana II LP	Delaware
TimberStar Louisiana TRS GP LLC	Delaware
TimberStar Louisiana TRS LP	Delaware
TimberStar Louisiana I GP LLC	Delaware
TimberStar Louisisana II GP LLC	Delaware
TimberStar Nacogdoches I GP LLC	Delaware
TimberStar Nacogdoches II GP LLC	Delaware
TimberStar Nacogdoches I LP	Delaware
TimberStar Nacogdoches II LP	Delaware
TimberStar Nacogdoches TRS GP LLC	Delaware
TimberStar Nacogdoches TRS LP	Delaware
TimberStar Operating Partnership, L.P.	Delaware
TimberStar Southwest Holdco LLC	Delaware
TimberStar Southwest Investor LLC	Delaware
TimberStar Southwest LLC	Delaware
TimberStar Southwest Management Advisor LLC	Delaware
TimberStar Southwest Manager LLC	Delaware
TimberStar Southwest Parent LLC	Delaware
TimberStar Springing Limited Partner LLC	Delaware
TimberStar Texarkana I GP LLC	Delaware

TimberStar Texarkana II GP LLC	Delaware
TimberStar Texarkana I LP	Delaware
TimberStar Texarkana II LP	Delaware
TimberStar Texarkana TRS GP LLC	Delaware
TimberStar Texarkana TRS LP	Delaware
TimberStar TRS, Inc.	Delaware
TriNet Corporate Partners II, L.P.	Delaware
TriNet Corporate Partners III, L.P.	Delaware
TriNet Essential Facilities III, Inc.	Maryland
TriNet Essential Facilities X, Inc.	Maryland
TriNet Essential Facilities XI, Inc.	Maryland
TriNet Essential Facilities XII, Inc.	Maryland
TriNet Essential Facilities XVIII, Inc.	Maryland
TriNet Essential Facilities XIX, Inc.	Maryland
TriNet Essential Facilities XX, Inc.	Maryland
TriNet Essential Facilities XXIII, Inc.	Maryland
TriNet Essential Facilities XXIV, Inc.	Maryland
TriNet Essential Facilities XXVI, Inc.	Maryland
TriNet Essential Facilities XXVII, Inc.	Maryland
TriNet Essential Facilities XXVIII, Inc.	Maryland
TriNet Milpitas Associates, LLC	Delaware
TriNet Property Partners, L.P.	Delaware
TriNet Realty Investors I, Inc.	Maryland
TriNet Realty Investors II, Inc.	Maryland
TriNet Realty Investors III, Inc.	Maryland
TriNet Realty Investors IV, Inc.	Maryland
TriNet Realty Investors V, Inc.	Maryland
TriNet Sunnyvale Partners, L.P.	Delaware
TRS II, Inc.	Delaware
TSM I, LLC	Delaware
TSM II, LLC	Delaware
Webster MOB Management, LLC	Texas
Webster MOB Partners, Ltd.	Texas